NUMBER

IL

COMMON STOCK
PAR VALUE $0.01

# INTRALINKS®

SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 46116S 10 2

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that

is the record holder of

**FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF**

**IntraLinks, Inc.**

(the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

# CERTIFICATE OF STOCK

Dated:

INTRALINKS, INC.
CORPORATE
SEAL
1996
DELAWARE

ASSISTANT SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: J. NAPOLITANO 212-269-0339X2
/ ETHER 7 / LIVE JOBS / I / INTRALINKS 21655 FC

PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
PROOF OF NOVEMBER 8, 2005
INTRALINKS, INC.
TSB 21655 FC
Operator: Ron
Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:____ OK AS IS____ OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints in PMS 285 and PMS Cool Gray 8. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

# IntraLinks, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

*For value received,* ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

______________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________

______________________________________________________________

______________________________________________________________ *shares*

*of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________________ *Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ____________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

**KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY, AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.**

| | |
|---|---|
| **AMERICAN BANK NOTE COMPANY**<br>**711 ARMSTRONG LANE**<br>**COLUMBIA, TENNESSEE 38401**<br>**(931) 388-3003** | PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720<br>PROOF OF OCTOBER 28, 2005<br>**INTRALINKS, INC.**<br>**TSB 21655 BK** |
| SALES: J. NAPOLITANO 212-269-0339X2 | Operator: Ron |
| / ETHER 7 / LIVE JOBS / I / INTRALINKS 21655 BK | New |

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF